Execution Version
Exhibit 10.31
SECOND AMENDMENT TO SENIOR SECURED, SUPER-PRIORITY
DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT
    This SECOND AMENDMENT TO SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of June 5, 2025, by and among JMB CAPITAL PARTNERS LENDING, LLC, a California limited liability company (“Lender”), 23ANDME HOLDING CO., a Delaware corporation (the “Borrower Representative”), and its affiliated borrowers party hereto (together with the Borrower Representative, the “Borrowers” and each, a “Borrower”).
WITNESSETH:
WHEREAS, Lender and the Borrowers entered into that certain Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement, dated as of April 28, 2025 (as amended by that certain First Amendment to Senior Secured, Super Priority Debtor-in-Possession Loan and Security Agreement, dated as of May 6, 2025, and as restated, amended and restated, supplemented or otherwise modified from time to time, the “DIP Credit Agreement”; capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings provided in the DIP Credit Agreement); and
WHEREAS, Lender and the Borrowers have agreed to amend the DIP Credit Agreement as provided herein subject to the terms and conditions set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Lender and the Borrowers hereby agree as follows:
SECTION 1.    Amendments to DIP Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the DIP Credit Agreement shall be amended in the manner provided in this Section 1.
1.1Definitions.
a.Section 1.1 of the DIP Credit Agreement is hereby amended to include the following defined terms:
“First Amendment” means the First Amendment to Senior Secured, Super Priority Debtor-in-Possession Loan and Security Agreement, dated as of May 6, 2025, entered into between the Lenders and the Borrowers.
“Incremental Commitment ” means the commitment of Lender to fund additional loans hereunder in an aggregate principal amount of up to twenty-five million Dollars ($25,000,000) (the “Incremental Commitment Amount”), subject to the terms of this Agreement.
“Incremental Commitment Fee” means the fee equal to two percent (2.00%) of the Incremental Commitment Amount, which fee shall be fully earned, non-refundable,

allowed, and indefeasibly paid in full in cash by the applicable Debtors as set forth in Section 2.8(a)(ii).
“Incremental Exit Fee” means the fee equal to four percent (4.00%) of the Incremental Commitment Amount, which fee shall be fully earned, non-refundable and allowed upon execution of the Second Amendment.
“Initial Commitments” means the commitments of Lender (including the Interim Term Loan Commitment and the Delayed Draw Term Loan Commitment) to fund the Loans hereunder. The aggregate amount of Lender’s Commitments is the principal amount of up to thirty-five million Dollars ($35,000,000), subject to the terms of this Agreement, the Final Order, and the other Loan Documents.

“Second Amendment” means the Second Amendment to Senior Secured, Super Priority Debtor-in-Possession Loan and Security Agreement, dated as of June 5, 2025, entered into between the Lenders and the Borrowers.
b.The following defined terms in Section 1.1 of the DIP Credit Agreement are hereby amended and restated in its entirety to read as follows:
“Commitment Fee” means the fee equal to two percent (2.00%) of the principal amount of the Initial Commitments, which fee was fully earned and non-refundable, and approved on a final basis, upon entry of the Approval Order and indefeasibly paid in full in cash by the applicable Debtors pursuant thereto.

“Commitments” means the commitments of Lender (including the Interim Term Loan Commitment, the Delayed Draw Term Loan Commitment and the Incremental Commitment) to fund the Loans hereunder. As of the Second Amendment, the aggregate amount of Lender’s Commitments is the principal amount of up to sixty million Dollars ($60,000,000), subject to the terms of this Agreement, the Final Order, and the other Loan Documents.

“Fees” means all fees due to Lender under this Agreement, any Loan Document, or the DIP Orders, including, but not limited to, the Commitment Fee, the Work Fee, the Exit Fee, the Incremental Commitment Fee and the Incremental Exit Fee.

“Obligations” means all loans, including, without limitation, the Loans, the Advances, debts, principal, interest, contingent reimbursement or indemnification obligations, liabilities (including all amounts charged to the Loan Account pursuant to this Agreement), obligations (including indemnification obligations), Fees (including the Commitment Fee, the Work Fee, the Exit Fee, Incremental Commitment Fee and the Incremental Exit Fee), Lender Expenses, premiums, costs, expenses, and indemnities, whether primary, secondary, direct, indirect, absolute, or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise, guaranties, covenants, and duties of any kind and description owing by Borrowers to Lender pursuant to or evidenced by the Loan Documents and/or pursuant to or in connection with any one or more documents, instruments, or agreements described in clause (i) of the definition of Lender Expenses and, in each case, irrespective of whether for the payment of money, of Borrowers to Lender under the Loan Documents and the Final Order, and including all interest not paid when due and all other expenses or other amounts that Borrowers are required to pay or reimburse by the Loan Documents, by law, or otherwise in connection with the Loan Documents including, without limitation, in connection with the collection or enforcement of or preservation of rights of Lender under the Loan Documents.
1.2Agreement to Lend; Delayed Draw; Security Documents; and Loan Documents. Section 2.1(a) and (e) of the DIP Credit Agreement are hereby amended and restated in its entirety to add follows:
(a) Subject to the terms and conditions of the Final Order, this Agreement, and the satisfaction or waiver of the conditions precedent in Sections 3.1, 3.2 and 3.3, as applicable, Lender agrees to fund under the Loans (each, an “Advance” and collectively, the “Advances”) to the Borrower Representative in the aggregate amount up to (i) following entry of the Final Order, the Interim Term Loan Commitment (the funding of which, for the avoidance of doubt, shall only be subject to conditions precedent in Section 3.3), (ii) following the earlier of (x) execution and delivery to Lender of an Acceptable Binding Bid or (y) the announcement of an Acceptable Successful Bid, the Delayed Draw Term Loan Commitment and (iii) following execution of the Second Amendment, the Incremental Commitment; provided that in no event shall the outstanding Loans exceed the Commitments. Each Advance shall be made in an aggregate minimum amount of $2,000,000 (and multiples of $500,000 in excess thereof) upon three (3) business days’ written notice (or such lesser notice as agreed by Lender in its sole discretion), up to the aggregate amount of the undrawn Commitments at any time prior to three (3) business days before the Maturity Date.
(e) Borrowers promise to indefeasibly pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full in cash (including, as applicable, the Commitment Fee, the Exit Fee, the Incremental Commitment Fee and the Incremental Exit Fee) on or before the Maturity Date.

1.3Fees. Section 2.8 of the DIP Credit Agreement is hereby amended and restated in its entirety to add follows:
(a)Commitment Fee, Work Fee and Incremental Commitment Fee.
(i)Following the entry of the Approval Order, Borrowers paid to Lender the Commitment Fee and the Work Fee in full in cash.
(ii)No later than two (2) days following the execution of the Second Amendment, the Borrowers shall pay the Incremental Commitment Fee in full in cash.
(b)Exit Fee and Incremental Exit Fee. The Exit Fee and the Incremental Exit Fee shall be due and payable upon the earliest of (i) the Maturity Date, (ii) payment in full of the Loans, and (iii) on a pro rata basis for any voluntary prepayment of the Loans;

provided, however, that, if the Maturity Date has occurred solely as a result of the occurrence and continuation of an Event of Default under this Agreement or any other Loan Document, then the Exit Fee shall not be payable until the Obligations have been accelerated by the Lender.
Except as otherwise expressly set forth herein, in the Final Order, or in any of the other Loan Documents, the Fees payable to Lender under this Agreement, the DIP Orders, or any of the other Loan Documents shall not be subject to proration and shall be non-refundable and non-avoidable obligations of the Borrowers and shall be paid by Borrowers in full in cash, or deducted from the applicable Advance, as the case may be.
1.4Maturity Date. Section 3.4 of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:
This Agreement shall continue in full force and effect until the indefeasible payment in full in cash of the Obligations (other than continuing Obligations with respect to indemnification). All Obligations including, without limitation, the outstanding unpaid principal balance and all accrued and unpaid interest and all Fees (including, without limitation, the Exit Fee and the Incremental Exit Fee) on the Advances shall be due and payable on the Maturity Date. Either (a) an Acceptable Binding Bid shall have been executed and delivered to Lender or (b) an Acceptable Successful Bid shall have been announced.
1.5Use of Advances. Section 6.11 of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:
Use the proceeds of the Advances for any purpose other than to fund payments, subject in all respects to the Approved Budget and the Permitted Variances, related to the: (a) working capital and other general corporate purposes of the Borrowers, and any other subsidiaries, if applicable, if such subsidiaries are Borrowers; (b) professional fees and expenses of administering the Chapter 11 Cases (including fees and expenses incurred prior to the Effective Date) in accordance with the Bankruptcy Code and any orders of the Bankruptcy Court, as applicable; (c) fees and expenses payable under this Agreement, including, without limitation, the Commitment Fee, the Work Fee, the Exit Fee, the Incremental Commitment Fee, the Incremental Exit Fee and legal fees and expenses of the Lender (including fees and expenses incurred prior to the Effective Date); and (d) interest and other amounts payable under this Agreement.
1.6Application of Proceeds upon Event of Default. Section 7.3 of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:
Lender shall apply the cash proceeds actually received from any foreclosure sale, other disposition of the Collateral upon an Event of Default as follows: (a) first,

to fund the Carve-Out (to the extent not fully funded by Borrowers at such time); (b) second, to the Lender Expenses consisting of reasonable and documented attorneys’ fees and all reasonable and documented expenses (including, but not limited to, court costs, advertising expenses, auctioneer’s fees, premiums for any required bonds, auditor’s fees, amounts advanced for taxes, and other expenses) incurred by Lender in attempting to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; (c) third, to the discharge of any accrued but unpaid Fees (including, but not limited to, the Exit Fee and the Incremental Fee); (d) fourth, to the discharge of any accrued but unpaid interest on the Obligations; (e) fifth, to the outstanding principal balance of any Obligations; and (f) sixth, to pay any remaining surplus to Borrowers.
SECTION 2. Conditions. The amendments to the DIP Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.
2.1Execution and Delivery. Lender and each Borrower shall have executed and delivered this Amendment and any other documents requested by Lender prior to the date hereof, all of which shall be in form and substance satisfactory to Lender.
2.2No Default. No Default or Event of Default shall have occurred and be continuing.
2.3Representations and Warranties. The representations and warranties of the Borrowers set forth in Section 3 of this Amendment are true and correct.
2.4Other Documents. Lender shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Lender or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Lender.
2.5Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender retained at the expense of the Borrowers.
SECTION 3. Representations and Warranties of the Borrowers. To induce Lender to enter into this Amendment, each Borrower hereby represents and warrants to Lender as follows:
3.1Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of any Borrower contained in the DIP Credit Agreement or in any other Loan Document is true and correct in all material respects on the date of this Amendment (except that any representation or warranty which by its terms was made as of a specified date shall be true and correct in all material respects only as of such specified date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Change” is true and correct in all respects).
3.2Corporate Authority; No Conflicts. The execution, delivery and performance by such Borrower of this Amendment and all documents, instruments and agreements contemplated herein are within such Borrower’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Borrower or result in the creation or imposition of any Lien upon any of the assets of such Borrower except as permitted under the DIP Credit Agreement.
3.3Enforceability. This Amendment constitutes the valid and binding obligation of such Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
SECTION 4. Miscellaneous.
4.1Reaffirmation of Loan Documents and Liens. By its signature below, each Borrower hereby (a) acknowledges and agrees that, except as expressly provided herein, the DIP Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect, (b) ratifies and reaffirms its obligations under, and acknowledges, renews and extends its continued liability under, the DIP Credit Agreement and each other Loan Document to which it is a party, (c) ratifies and reaffirms all of the Liens granted by it to secure the payment and performance of the Obligations and (d) acknowledges that the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of (i) any right, power or remedy of Lender under any of the Loan Documents or (ii) any default or Event of Default now existing or hereafter arising. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the DIP Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the DIP Credit Agreement, and each reference in the other Loan Documents to “the DIP Credit Agreement”, the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as modified hereby. This Amendment is a Loan Document, and all provisions in the DIP Credit Agreement pertaining to Loan Documents apply hereto.
4.2Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.3Legal Expenses. The Borrowers hereby agree to pay all reasonable fees and expenses of special counsel to Lender incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and all related documents.
4.4Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until Lender and each Borrower have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
4.5Complete Agreement. THIS AMENDMENT, THE DIP CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE

PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
4.7Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
BORROWER REPRESENTATIVE:

23ANDME HOLDING CO.

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

OTHER BORROWERS:

23ANDME PHARMACY HOLDINGS, INC.

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

23ANDME, INC.

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LEMONAID COMMUNITY PHARMACY, INC.

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LEMONAID HEALTH, INC.

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

[Signature Page to Second Amendment]

LEMONAID PHARMACY HOLDINGS INC.

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LPHARM CS LLC

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LPHARM INS LLC

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LPHARM RX LLC

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LPRXTHREE LLC

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

LPRXTWO LLC

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer
[Signature Page to Second Amendment]

LPRXONE LLC

By: /s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Interim Chief Executive Officer

[Signature Page to Second Amendment]

LENDER:

JMB CAPITAL PARTNERS LENDING, LLC

By:    /s/ Vikas Tandon_______________________
Name:    Vikas Tandon
Title:     Chief Investment Officer
[Signature Page to Second Amendment]